Exhibit 10.1

EXECUTION COPY

SUPPORT AGREEMENT

BY AND AMONG

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

SUMITOMO CHEMICAL CO., LTD.

ROSY FUTURE, INC.

AND

THE STOCKHOLDERS OF

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

LISTED ON SCHEDULE I HERETO

Dated as of July 31, 2007

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of July 31, 2007, by and among SUMITOMO CHEMICAL CO., LTD., a Japanese corporation (“Parent”), ROSY FUTURE, INC., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and each of the stockholders of the Company set forth on Schedule I hereto, in each case severally and not jointly (the “Stockholders”), and, solely for purposes of Sections 4.4, 4.6 and 5.5 hereof, CAMBRIDGE DISPLAY TECHNOLOGY, INC., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, simultaneously with the execution hereof, Parent, Merger Sub and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, (a) each issued share of common stock, par value $0.01 per share, of the Company (the “Common Shares”) not owned by Parent, Merger Sub, the Company or their respective subsidiaries shall be converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”), and (b) Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in accordance with the Delaware General Corporation Law (the “DGCL”) as well as all other applicable Laws (capitalized terms used and not defined herein shall have the meanings given to such terms in the Merger Agreement);

WHEREAS, as of the date hereof, each Stockholder owns and has the power to vote the number of Common Shares of the Company set forth opposite such Stockholder’s name on Schedule I hereto (collectively, the “Subject Shares”);

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and as an inducement and in consideration therefor, Parent has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the following terms shall have the respective meanings specified therefor below:

“Acquisition Transaction” shall have the meaning specified in Section 4.2.

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; provided, that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and provided, further, that an Affiliate of any Person shall also include (i) any officer, director, trustee or beneficiary of such Person, (ii) any spouse, parent, sibling or descendant of any Person described in clause (i) above, and (iii) any trust for the benefit of any Person described in clauses (i) through (ii) above or for any spouse, issue or lineal descendant of any Person described in clauses (i) through (ii) above.

“Business Day” shall mean any day, other than a Saturday, Sunday or a day on which banks located in New York, New York shall be authorized or required by Law to close.

“Common Shares” shall have the meaning specified in the Recitals hereto.

“Company” shall have the meaning specified in the Preamble hereto.

“DGCL” shall have the meaning specified in the Recitals hereto.

“Effective Term” shall have the meaning specified in Section 2.1.

“Effective Time” shall mean the date and time when the Merger shall become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“HSR Act” shall have the meaning specified in Section 5.2.

“Merger” shall have the meaning specified in the Recitals hereto.

“Merger Agreement” shall have the meaning specified in the Recitals hereto.

“Merger Consideration” shall have the meaning specified in the Recitals hereto.

“Merger Sub” shall have the meaning specified in the Preamble hereto.

“Parent” shall have the meaning specified in the Preamble hereto.

“Person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, a trust, an incorporated organization and a Governmental Entity.

“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement dated as of December 21, 2004 among the Company, Kelso Investment Associates

VI, L.P., KEP VI, LLC, Hillman Capital Corporation, Hillman CDT LLC, Hillman CDT 2000 LLC and certain employees of the Company, as amended.

“Shares” shall have the meaning specified in Section 2.1.

“Stockholders” shall have the meaning specified in the Preamble hereto.

“Subject Shares” shall have the meaning specified in the Recitals hereto.

“Subsidiary” shall mean, with respect to any Person, any other Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which is owned directly or indirectly by such first Person).

“Transaction Documents” shall have the meaning specified in Section 2.1.

ARTICLE II

VOTING OF SHARES

Section 2.1 Agreement to Vote the Subject Shares. Each Stockholder, solely in its capacity as such, and for itself only, hereby agrees that, during the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with Section 6.1 (such period, the “Effective Term”), at any meeting or any adjournment or postponement thereof of the stockholders of the Company, however called, or in connection with any written consent in lieu of such meeting, such Stockholder shall appear at each such meeting, in person or by proxy, or otherwise cause the Shares (as defined below) to be counted as present thereat for purposes of establishing a quorum, and each such Stockholder shall vote (or cause to be voted) or act by written consent with respect to all of the Subject Shares and any other voting securities of the Company owned by such Stockholder (including any such securities acquired hereafter directly or indirectly by such Stockholder, collectively with such Stockholder’s Subject Shares, the “Shares”) (x) in favor of the adoption and approval of the Merger Agreement and the Merger and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement, including any other action reasonably requested by Parent in furtherance thereof, (y) against any action (including, without limitation, any motion to adjourn or postpone a meeting of stockholders of the Company at which any matters contemplated by the Merger Agreement or this Agreement (collectively, the “Transaction Documents”) are to be presented to a vote of such stockholders), transaction or agreement that would result in a breach in any material respect of or would otherwise be inconsistent with any covenant, representation or warranty or any other obligation or agreement of the Company in any Transaction Document to which it is a party, or of such Stockholder under this Agreement, and (z) without limiting the preceding clause (y) and except as otherwise agreed to in writing in advance by Merger Sub, against the following actions (other than the Merger and the transactions contemplated by the Transaction Documents): (i) any extraordinary corporate transaction, such as a merger, share exchange, arrangement, reorganization, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its respective Subsidiaries; (ii) any approval or consent regarding any Acquisition Transaction; (iii) any change in the Persons who constitute the board of directors of the Company other than filling vacancies in connection with voluntary resignations or the appointment of Parent nominees; or (iv) any other action involving the Company or any of its Subsidiaries that is intended, or would reasonably be expected, to impede in any material respect, interfere with, delay, postpone, or adversely affect the Merger or any of the transactions contemplated by the Transaction Documents or any other agreement referred to therein.

ARTICLE III

PROXY

Section 3.1 Grant of Proxy. Each Stockholder hereby appoints with respect to such Stockholder’s Shares of the Company, Merger Sub and its executive officers, from the date hereof until the termination of this Agreement in accordance with its terms, such Stockholder’s proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Effective Term with respect to such Stockholder’s Shares on the matters and in the manner specified in Section 2.1. Each Stockholder is hereby delivering to Parent a proxy in the form attached hereto as Exhibit A. This proxy is given in connection with the Merger Agreement to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy. The proxy and power of attorney set forth in this Section 3.1 shall terminate automatically without any further action by any party hereto upon termination of this Agreement in accordance with its terms.

Section 3.2 Nature of Proxy. The grant of proxy and appointment as power of attorney pursuant to Section 3.1 by each Stockholder shall be irrevocable during the Effective Term and shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy. Each Stockholder hereby revokes any and all previous proxies with respect to such Stockholder’s Shares. Each Stockholder agrees not to grant any proxy to any Person that conflicts with the proxy granted by such Stockholder pursuant to this Article III, and any attempt to do so shall be void and of no force and effect. It is understood and agreed that Merger Sub will not use the proxy and power of attorney granted pursuant to this Article III unless the Stockholder fails to comply with Section 2.1 hereof and that, to the extent Merger Sub uses such proxy and power of attorney, it will only vote such Shares with respect to the matters specified in, and in accordance with the provisions of, Section 2.1 hereof. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder.

ARTICLE IV

COVENANTS

Section 4.1 Generally. Each Stockholder agrees that during the Effective Term, except as contemplated by the terms of this Agreement, such Stockholder shall not (a) sell, transfer,

tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement with respect to, or consent to, the sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Stockholder’s Shares; (b) grant any proxies or powers of attorney in respect of such Stockholder’s Shares, deposit any of such Stockholder’s Shares into a voting trust or enter into a voting agreement of any kind with respect to any of such Stockholder’s Shares; or (c) enter into any agreement, contract, letter of intent, agreement in principle or understanding with any Person or take any other action that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in any Transaction Document, provided that each Stockholder shall be permitted to sell all or any of its Shares to a person who executes an Agreement substantially identical to this Agreement with Parent, the Company and Merger Sub.

Section 4.2 No Solicitation of Other Offers. (a) During the Effective Term, no Stockholder shall, and each Stockholder shall not authorize or permit any of its Subsidiaries or Affiliates (other than the Company, to the extent the Company is or may be deemed an Affiliate of such Stockholder, and is acting as contemplated by Section 5.02 of the Merger Agreement) or any of its, Subsidiaries’ or Affiliates’ directors, officers, employees, agents or representatives to, directly or indirectly, solicit, initiate or encourage, or furnish or disclose non-public information in furtherance of, any inquiries or the making of any proposal with respect to any merger, liquidation, recapitalization, consolidation or other business combination involving the Company or its Subsidiaries or acquisition of any capital stock or any material portion of the assets of the Company or its Subsidiaries, or any combination of the foregoing (other than in connection with the Merger and the other transactions contemplated by the Merger Agreement) (an “Acquisition Transaction”), or negotiate, explore or otherwise engage in substantive discussions with any Person (other than Parent, Merger Sub or their respective directors, officers, employees, agents and representatives) with respect to any Acquisition Transaction or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement.

(b) Immediately following the execution of this Agreement, each Stockholder shall, and shall cause its Subsidiaries and Affiliates (other than the Company, to the extent the Company is or may be deemed an Affiliate of such Stockholder, and is acting as contemplated by Section 5.02 of the Merger Agreement) and its Subsidiaries’ and its Affiliates’ officers, directors, employees, representatives and agents to, immediately cease any existing discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of the assets of, or any equity interest in, the Company or any of its Subsidiaries or any business combination with the Company or any of its Subsidiaries (other than Parent, Merger Sub or their respective directors, officers, employees, agents and representatives). During the Effective Term, each Stockholder shall promptly advise Parent orally and in writing of the receipt, directly or indirectly, of any proposal for an Acquisition Transaction or of any inquiry that could lead to an Acquisition Transaction, identify the offeror, furnish to Parent any information with respect to the Company delivered by such Stockholder to such offeror and keep Parent fully informed of the status including any change to the material terms of any such Acquisition Transaction.

Section 4.3 Waiver of Appraisal Rights. Each Stockholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may have.

Section 4.4 Stop Transfer. Each Stockholder agrees with, and covenants to, Parent that such Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder’s Shares, unless such transfer is made in compliance with this Agreement. the Company hereby agrees that during the term of this Agreement it shall not register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Shares, unless such transfer is made in compliance with this Agreement.

Section 4.5 Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, the parties hereto acknowledge and agree that each Stockholder’s obligations under this Agreement are solely in its capacity as a stockholder of the Company, and that the covenants and agreements set forth herein shall not prevent any officer or director of the Company, acting in such capacity, from taking any action permitted by the proviso to Section 5.02(a) of the Merger Agreement.

Section 4.6 Board Approval. The Company represents and warrants that the Board of Directors of the Company has approved and adopted this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby for all purposes. the Company agrees that it will not take any action during the term of this Agreement (other than as permitted by the Merger Agreement) to make the representations and warranties made in this Section 4.6 untrue in any respect.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

Each Stockholder, severally and not jointly, hereby represents and warrants to Parent and Merger Sub solely with respect to itself as follows:

Section 5.1 Ownership. Such Stockholder is the record and beneficial owner of the Subject Shares set forth opposite such Stockholder’s name on Schedule I attached hereto as of the date hereof. The Subject Shares set forth opposite the name of such Stockholder on Schedule I constitute all of the shares of capital stock of the Company owned of record or beneficially by such Stockholder as of the date hereof. Except as set forth on Schedule I, such Stockholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of capital stock of the Company. The securities listed beside such Stockholder’s name on Schedule I and the certificates representing such securities are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all Liens, encumbrances, proxies, voting trusts or other agreement, arrangement or restriction with respect to the voting or transfer of such securities that would prohibit such Stockholder from complying with this Agreement with respect to such securities (other than as contemplated by this Agreement, the Merger Agreement and the Registration Rights Agreement).

Section 5.2 Authority; No Conflicts. Such Stockholder has the authority and has been duly authorized by all necessary action (including consultation, approval or other action by or with any other Person), to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby. Except for filings and approvals under the Hart-Scott-Rodino Antitrust Improvements Acts of 1976, as amended (the “HSR Act”) or other applicable antitrust laws, no filing with, or permit, authorization, consent or approval of any, Governmental Entity is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and none of the execution and delivery of this Agreement by such Stockholder or the performance by such Stockholder of its obligations under this Agreement will (A) conflict with or result in any breach of any applicable organization documents of such Stockholder, (B) conflict with or result in any breach of or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the material terms, conditions or provisions of any material note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound, or (C) materially violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder’s properties or assets.

Section 5.3 Binding Effect. This Agreement has been duly executed and delivered by such Stockholder and is the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors’ rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

Section 5.4 Reliance by Parent and Merger Sub. Each Stockholder and the Company understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s and the Company’s execution and delivery of this Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Termination. This Agreement shall terminate on the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms or (c) an agreement of Parent, Merger Sub and the Stockholders to terminate this Agreement. Upon termination of this Agreement in accordance with this Section 6.1, this Agreement and the representations and warranties and agreements of the parties contained herein shall become null and void and have no effect with no liability on the part of any party hereto; provided, however, that no such termination shall relieve any party from liability for any breach hereof prior to such termination.

Section 6.2 Stockholder Capacity. No Stockholder executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such a director or officer. Each Stockholder executes this Agreement solely in its capacity as the record holder or beneficial owner (or affiliate of such record holder or beneficial owner) of such Stockholder’s Subject Shares and for its account only.

Section 6.3 Disclosure. Each Stockholder hereby permits the Company, Parent and Merger Sub to disclose in any notice, information statement or proxy statement provided to Stockholders regarding the Merger its identity and ownership of Subject Shares and the nature of its commitments, arrangements, and understandings pursuant to this Agreement.

Section 6.4 Entire Agreement. This Agreement and the agreements referred to herein, including the Merger Agreement, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.

Section 6.5 Binding Effect; Benefit; Assignment; Transfers. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, without the prior written consent of each of the other parties, except that each of Parent and Merger Sub may assign and transfer its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of Parent. Nothing in this Agreement, expressed or implied, is intended to confer on any Person, other than the parties hereto, any rights or remedies.

Section 6.6 Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by only those parties affected by such amendment, supplement, waiver, modification or termination.

Section 6.7 Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile (upon confirmation of receipt), as follows:

(i) If to any Stockholder, to such Stockholder at the address set forth next to such Stockholder’s name on Schedule I;

(ii) If to either Parent or Merger Sub, to:

Sumitomo Chemical Co., Ltd.

27-1

Shinkawa 2-chome

Chuo-ku, Tokyo 104-8260, Japan

Telephone: 81 3 5543 5142

Facsimile: 81 3 5543 5909

Attention: Toshiyuki Yoshino

with a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP

1540 Broadway

New York, NY 10036-4039

Facsimile: 212 858-1500

Attention: Donovan Burke, Esq.

and a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP

Gaikokuho Jimubengoshi Jimusho

Fuerte Kojimachi Building 5th Fl.

7-25, Kojimachi 1-chome

Chiyoda-ku, Tokyo

102-0083, Japan

Facsimile: 011-813-5226-7261

Attention: William Huss, Esq.

(iii) If to the Company, to:

Cambridge Display Technology, Inc.

c/o Cambridge Display Technology Limited

Building 2020

Cambourne Business Park

Cambridgeshire

CB23 6DW

United Kingdom

Telephone: 44 (0) 1954 713600

Facsimile: 44 (0) 1954 713620

Attention: Hilary Charles

with a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP

265 Strand

London WC2R 1BH

Facsimile: 44 (0) 2071 708600

Attention: Richard Nevins, Esq.

or to such other Person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery, except for a notice of a change of address, which shall be effective only upon receipt thereof.

Section 6.8 Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 6.9 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

Section 6.10 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

Section 6.11 GOVERNING LAW. THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES AND RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

Section 6.12 Jurisdiction; Agents for Service of Process. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in any New York state court, any Federal court located in the State of New York or the State of Delaware or in any Delaware state court, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of Parent, Merger Sub, the Company and each Stockholder agree that service of any process, summons, notice or document by U.S. registered mail to such party’s address set forth above shall be effective service of process for any action, suit or proceeding with respect to any matters for which it has submitted to jurisdiction pursuant to this Section 6.12.

Section 6.13 Waiver of Jury Trial. Each of Parent, Merger Sub, the Company, and each Stockholder hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation as between the parties directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each of Parent, Merger Sub, the Company, and each

Stockholder (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.13.

Section 6.14 Notice of Additional Shares. Each Stockholder agrees, while this Agreement is in effect, to notify Parent promptly of the number of any Common Shares or other voting securities of the Company acquired by such Stockholder after the date hereof.

Section 6.15 Headings. The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

Section 6.16 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

[Signatures follow immediately on the next page]

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

SUMITOMO CHEMICAL CO., LTD.

By	/s/ K. Nakae
Name: Kiyohiko Nakae
Title: Managing Executive Officer

ROSY FUTURE, INC.

By	/s/ T. Yoshino
Name: Toshiyuki Yoshino
Title: CEO

SUPPORT AGREEMENT

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

By	/s/ Michael Black
Name: Michael Black
Title: CFO

SUPPORT AGREEMENT

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

STOCKHOLDER

By	/s/ Suk Bae Cha
Name: SB Cha
Title:

SUPPORT AGREEMENT

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

STOCKHOLDER

By	/s/ David Fyfe
Name: David Fyfe
Title:

SUPPORT AGREEMENT

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

STOCKHOLDER

By	/s/ Ian Chao
Name: Ian Chao
Title:

SUPPORT AGREEMENT

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

KELSO INVESTMENT ASSOCIATES VI, L.P.

By:	Kelso GP VI, LLC, its general partner

By	/s/ James Connors
Name: James J. Connors, II
Title: Managing Member

SUPPORT AGREEMENT

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

KEP VI, LLC

By	/s/ James Connors
Name: James J. Connors, II
Title: Managing Member

SUPPORT AGREEMENT

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

MAGNETITE ASSET INVESTORS L.L.C.

By:	BlackRock Financial Management, Inc.
its Managing Member

By	/s/ Frank Gordon
Name: Frank Gordon
Title: Managing Director

SUPPORT AGREEMENT

IN WITNESS WHEREOF, Parent, Merger Sub, the Company and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

CARDINAL COURT INVESTORS

By	/s/ Robert D. Kamman
Name: Robert D. Kamman
Title: Manager

SUPPORT AGREEMENT

Schedule I – Stockholder Information

Stockholder	Number of Shares
Cardinal Court Investors	56,095
Kelso Investment Associates VI, L.P.	7,498,412
KEP VI, LLC	1,159,421
Magnetite Asset Investors L.L.C.	275,294
David Fyfe	90,600
Suk Bae Cha	28,917
Ian Chao	7,160

SCHEDULE I TO SUPPORT AGREEMENT

IRREVOCABLE PROXY

The undersigned stockholder of Cambridge Display Technology, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints Rosy Future, Inc., a Delaware corporation (“Merger Sub”), as the sole and exclusive attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to: (i) the shares of capital stock of the Company owned by the undersigned beneficially and of record as of the date hereof, which shares are listed on Schedule I to this Proxy, and (ii) any and all shares of capital stock of the Company acquired (and owned beneficially and of record) by the undersigned on or after the date hereof (collectively, the “Owned Shares”), until the Expiration Date (as defined below). As used herein, the term “Expiration Date” shall mean the earliest to occur of: (A) such date and time as the merger of Merger Sub with and into the Company (the “Merger”) contemplated by that certain Agreement and Plan of Merger dated as of July 31, 2007, among Sumitomo Chemical Co., Ltd., a Japanese corporation (“Parent”), Merger Sub, and the Company (the “Merger Agreement”) shall become effective, (B) the termination of the Merger Agreement in accordance with its terms and (C) an agreement of Parent, Merger Sub and the undersigned stockholder to terminate this Proxy. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Owned Shares are hereby revoked and no subsequent proxies will be given by the undersigned with respect to the Owned Shares that conflicts with this proxy.

This proxy and power of attorney is coupled with an interest sufficient in law to support an irrevocable proxy and is granted in consideration of Parent and Merger Sub entering into the Merger Agreement. The attorney and proxy named above will be empowered at any time prior to the Expiration Date to vote or act by written consent with respect to the Owned Shares at every annual, special, adjourned or postponed meeting of the Company stockholders, and in every written consent in lieu of such a meeting, as provided below. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of the undersigned stockholder of the Company.

The attorney and proxy named above may only exercise this proxy to vote the Owned Shares subject hereto at any time prior to the Expiration Date at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting, (x) in favor of the adoption and approval of the Merger Agreement and the Merger and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and the Support Agreement dated as of July 31, 2007 (the “Support Agreement”), including any other action reasonably required in furtherance thereof, (y) against any action (including, without limitation, any motion to adjourn or postpone a meeting of stockholders of the Company at which any matters contemplated by the Merger Agreement or Support Agreement (collectively, the “Transaction Documents”) are to be presented to a vote of such stockholders), transaction or agreement that would result in a breach in any respect of or would otherwise be inconsistent with any covenant, representation or warranty or any other obligation or agreement of the Company in any Transaction Document to which it is a party, or of such Stockholder under the Support Agreement, and (z) without limiting the preceding clause (y) and except as otherwise agreed to in writing in advance by Merger Sub, against the following actions (other than the Merger and the transactions contemplated by the Transaction Documents and the

1

other agreements referred to therein): (i) any extraordinary corporate transaction, such as a merger, share exchange, arrangement, reorganization, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its respective Subsidiaries (as defined in the Support Agreement); (ii) approval or consent regarding any Acquisition Transaction (as defined in the Support Agreement); (iii) any change in the Persons (as defined in the Support Agreement) who constitute the board of directors of the Company other than filling vacancies in connection with voluntary resignations or the appointment of Parent nominees; or (iv) any other action involving the Company or any of its Subsidiaries that is intended, or would reasonably be expected, to impede in any material respect, interfere with, delay, postpone, or adversely affect the Merger or any of the transactions contemplated by the Transaction Documents or any other agreement referred to therein.

The undersigned stockholder may vote the Owned Shares on all other matters.

Notwithstanding anything to the contrary contained herein, the attorney and proxy named above may only exercise this proxy to vote the Owned Shares if the undersigned stockholder fails to comply with Section 2.1 of the Support Agreement.

[Signatures follow immediately on the next page]

* * * * * *

2

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: July 31, 2007

STOCKHOLDER: DAVID FYFE

By	/s/ David Fyfe
Name: David Fyfe
Title:

PROXY

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: July 31, 2007

STOCKHOLDER: IAN CHAO

By	/s/ Ian Chao
Name: Ian Chao
Title:

PROXY

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: July 31, 2007

STOCKHOLDER:

By	/s/ Suk Bae Cha
Name: Suk Bae Cha
Title: Lucem Consulting

PROXY

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: July 31, 2007

KELSO INVESTMENT ASSOCIATES VI, L.P.

By:	Kelso GP VI, LLC, its general partner

By	/s/ James Connors
Name: James J. Connors, II
Title: Managing Member

PROXY

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: July 31, 2007

KEP VI, LLC

By	/s/ James Connors
Name: James J. Connors
Title: Managing Member

PROXY

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: July 31, 2007

MAGNETITE ASSET INVESTORS L.L.C.

By:	BlackRock Financial Management, Inc.
its Managing Member

PROXY

By	/s/ Frank Gordon
Name: Frank Gordon
Title: Managing Director

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: July 31, 2007

CARDINAL COURT INVESTORS

By	/s/ Robert D. Kamman
Name: Robert D. Kamman
Title: Manager

PROXY